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                            PAINEWEBBER MUTUAL FUNDS

                             PROSPECTUS SUPPLEMENT

                                                                  March 26, 2001

Dear Investor,

This is a supplement to the Prospectuses of the PaineWebber Mutual Funds listed below. We are pleased to announce the following changes:

- Effective March 26, 2001, Class A, Class B and Class C shareholders are able to exchange their shares for shares of the corresponding class of the PaineWebber PACE Select Advisors Trust ("PACE") funds.

   As a result, the section captioned "Exchanging Shares" in the Prospectus for each fund (except PaineWebber S&P 500 Index Fund) is revised by replacing the first paragraph in its entirety with the following: "You may exchange
   Class A, Class B or Class C shares of the fund(s) for shares of the same class of many other PaineWebber and PACE funds. You may not exchange Class Y shares."

   PaineWebber S&P 500 Index Fund does not offer Class B shares. As a result, the section captioned "Exchanging Shares" in its Prospectus is revised by replacing the first paragraph in its entirety with the following: "You may exchange Class A or Class C shares of the fund for shares of the same class of many other PaineWebber and PACE funds. You may not exchange Class Y shares."

   Please note that other PaineWebber and PACE funds may have different minimum investment amounts.

- Mitchell Hutchins Asset Management Inc. is now conducting business under the name "Brinson Advisors" and is expected to change its name to "Brinson Advisors, Inc." effective approximately April 30, 2001. In connection with this change, Brinson Advisors will become a wholly owned asset management subsidiary of UBS Americas Inc., which is a wholly owned subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry.

-  PaineWebber Incorporated has been renamed "UBS PaineWebber Inc."

For more information on your fund, please contact your Financial Advisor.
                            ------------------------

THIS SUPPLEMENT APPLIES TO THE FOLLOWING FUNDS:

    PAINEWEBBER HIGH INCOME FUND
    PAINEWEBBER BALANCED FUND
    PAINEWEBBER TACTICAL ALLOCATION FUND
    PAINEWEBBER ENHANCED S&P 500 FUND
    PAINEWEBBER ENHANCED NASDAQ-100 FUND
    PAINEWEBBER FINANCIAL SERVICES GROWTH FUND
    PAINEWEBBER S&P 500 INDEX FUND
    PAINEWEBBER STRATEGY FUND

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